                   Prudential Small Company Value Fund, Inc.
                      Supplement dated August 26, 1998 to
                       Prospectus dated December 2, 1997

The following information should be added to the cover page of the Prospectus.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    The following information supplements the information contained in the
Prospectus:

Shareholder Guide--How to Buy Shares of the Fund:

    Effective August 27, 1998, the Fund will offer its shares to the public. The Fund reserves the right to temporarily close the Fund to new investors in the future in the event of significant cash inflows within a short period of time.

Shareholder Guide--Shareholder Services:

The PruTector Program-Optional Group Term Life Insurance. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the "protected value" and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.

MF109C-2 (8/26/98)